John Hancock Funds III

John Hancock Small Company Fund

Supplement dated March 11, 2016 to the current summary prospectus, as may be supplemented to date

On March 10, 2016, the Board approved a subadvisory agreement with Mesirow Financial Investment Management, Inc. (“Mesirow”) for John Hancock Small Company Fund (in connection with the acquisition (the “Acquisition”) by Mesirow of Fiduciary Management Associates, LLC (“FMA”), the current subadvisor to the fund. The new subadvisory agreement is effective on the effective date of the Acquisition, which is expected to be March 31, 2016.

Mesirow is a specialist investment, risk management and advisory firm based in Chicago, Illinois. Founded in 1937, it is an independent, employee-owned firm with approximately 1,200 employees and a global client base. The principal offices of Mesirow are located at 353 N. Clark Street, Chicago, Illinois 60654. After the Acquisition, it is expected that the investment personnel of FMA who manage the fund will continue to do so as employees and officers of Mesirow.

You should read this Supplement in conjunction with the summary prospectus and retain it for your future reference.